--------------------------------------------------------------------------------


                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                  333-120196                   30-0183252
----------------------------       -----------                ----------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


    383 Madison Avenue
    New York, New York                                             10179
  ---------------------                                          ---------
  (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
    EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000



--------------------------------------------------------------------------------

Item 8.01  OTHER EVENTS.

                  The consolidated balance sheets of Radian Asset Assurance Inc. and Subsidiaries as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003, incorporated in the prospectus supplement dated January 25, 2005, have been incorporated in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

                  The consolidated balance sheets of Radian Reinsurance Inc. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003, incorporated in the prospectus supplement dated January 25, 2005, have been incorporated in reliance on the report of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS

                   ITEM 601(A) OF
                   REGULATION S-K
 EXHIBIT NO.         EXHIBIT NO.                     DESCRIPTION
--------------   -------------------   -----------------------------------------
      1                   23            Consent of Deloitte & Touche LLP, an
                                        independent registered public accounting firm, independent auditors of Radian
                                        Reinsurance Inc. with respect to the
                                        Prime Mortgage Trust 2005-1, Mortgage
                                        Pass-Through Certificates, Series
                                        2005-1.

      2                   23            Consent of Deloitte & Touche LLP, an
                                        independent registered public accounting firm, independent auditors of Radian
                                        Asset Assurance Inc. with respect to the Prime Mortgage Trust 2005-1, Mortgage
                                        Pass-Through Certificates, Series
                                        2005-1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS II INC.


                                           By:    /s/ Baron Silverstein
                                                 -----------------------------
                                           Name:      Baron Silverstein
                                           Title:     Vice President
Dated: January 26, 2005

                                  EXHIBIT INDEX

                     ITEM 601(A) OF            SEQUENTIALLY
                     REGULATION S-K              NUMBERED
EXHIBIT NUMBER         EXHIBIT NO.             DESCRIPTION                PAGE
--------------       ---------------      ---------------------         --------
      1                  23               Consent of Independent           6
                                          Registered Public
                                          Accounting Firm
      2                  23               Consent of Independent           7
                                          Registered Public
                                          Accounting Firm

                                    EXHIBIT 1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the use in this Prospectus Supplement of Prime Mortgage Trust 2005-1, relating to Mortgage Pass-Through Certificates, Series 2005-1 comprising part of the Registration Statement (No. 333-120916) of Prime Mortgage Trust 2005-1, of our report, dated May 6, 2004 (January 25, 2005 as to Note 15), relating to the financial statements of Radian Reinsurance Inc. as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003.

We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.


/s/ Deloitte & Touche LLP
Stamford, Connecticut
January 25, 2005

                                    EXHIBIT 2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Prospectus Supplement of Prime Mortgage Trust 2005-1, relating to Mortgage Pass-Through Certificates, Series 2005-1 comprising part of the Registration Statement (No. 333-120916) of Prime Mortgage Trust 2005-1, of our report, dated May 6, 2004 (January 25, 2005 as to Note 15), relating to the consolidated financial statements of Radian Asset Assurance Inc. and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003.

We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.


/s/ Deloitte & Touche LLP
Stamford, Connecticut
January 25, 2005